EXHIBIT 10(b)
THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(Amended and Restated as of April 21, 2010)
Nonqualified Stock Option Award — Additional Terms and Conditions
          1. Grant of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to a Notice of Award that has been delivered to you. Each option entitles you to purchase from the Company one share of Common Stock of the Company at the Option Price per share in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, as amended and restated as of April 21, 2010 (the “Plan”), the related Prospectus, the Notice of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
          2. Vesting of Option. (A) The option (unless terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
     (B) Notwithstanding Section 2(A) above, the option shall become immediately exercisable in full if you should die while in the employ of the Company or any Subsidiary.
     (C) Notwithstanding Section 2(A) above, in the event of a “Change of Control” of the Company, as defined in Section 2(f) of the Plan, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.
          3. Termination of Option. The option shall terminate on the earliest of the following dates:
     (A) The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (i) death, or (ii) disability;
     (B) Three years after the date of your death if (i) you die while an employee of the Company or a Subsidiary or (ii) you die following your Retirement;
     (C) Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;
     (D) Ten years from the Date of Grant; or

     (E) The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.
     Notwithstanding the foregoing, in the event your employment terminates as a result of normal retirement age as defined under the applicable retirement plan of the Company or a Subsidiary, all of your rights under this grant shall continue as if you had continued employment.
          4. Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time. The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate Market Value Per Share at the time of exercise of the option equal to the total Option Price of the shares of Common Stock which are the subject of such exercise, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.
          5. Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. Except as otherwise determined by the Board, this option is exercisable, during your lifetime, only by you or, in the case of your legal incapacity, only by your guardian or legal representative. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.
          6. Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.
          7. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes.
          8. No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will not confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.
          9. Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

          10. Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
          11. Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (“Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award.

THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(Amended and Restated as of April 21, 2010)
Incentive Stock Option Award — Additional Terms and Conditions
          1. Grant and Nature of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to a Notice of Award that has been delivered to you. The option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Each option entitles you to purchase from the Company one share of Common Stock of the Company at the Option Price per share in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, as amended and restated as of April 21, 2010 (the “Plan”), the related Prospectus, the Notice of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
          2. Vesting of Option. (A) The option (unless terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
     (B) Notwithstanding Section 2(A) above, the option shall become immediately exercisable in full if you should die while in the employ of the Company or any Subsidiary.
     (C) Notwithstanding Section 2(A) above, in the event of a “Change of Control” of the Company, as defined in Section 2(f) of the Plan, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.
          3. Termination of Option. The option shall terminate on the earliest of the following dates:
     (A) The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (i) death, or (ii) disability;
     (B) Three years after the date of your death if (i) you die while an employee of the Company or a Subsidiary or (ii) you die following your Retirement;
     (C) Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;

     (D) Ten years from the Date of Grant; or
     (E) The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.
     Notwithstanding the foregoing, in the event your employment terminates as a result of normal retirement age as defined under the applicable retirement plan of the Company or a Subsidiary, all of your rights under this grant shall continue as if you had continued employment
          4. Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time. The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate Market Value Per Share at the time of exercise of the option equal to the total Option Price of the shares of Common Stock which are the subject of such exercise, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.
          5. Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. Except as otherwise determined by the Board this option is exercisable, during your lifetime, only by you, or, in the case of your legal incapacity, only by your guardian or legal representative. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.
          6. Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.
          7. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes.
          8. No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will not confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.
          9. Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.
          10. Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
          11. Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (“Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award.